CARTER VALIDUS® MISSION CRITICAL REIT II

THIRD QUARTER PORTFOLIO UPDATE
SEPTEMBER 30, 2018


250 Williams Atlanta Data Center was acquired by Carter Validus Mission Critical REIT II, Inc. on June 15, 2017

Company Snapshot

Total Investments[1]
$1.790 Billion

Remaining Lease Term[2]
9.58 Years

Percent Leased[2]
97.5%

Leverage Ratio (Net Debt)[3]
38.7%

Avg. Annual Rent Escalation
2.17%

Number of Properties
77

Net Asset Value (As of 06/30/18)
$9.25 Per Share[4]

Current Annualized Distribution Rate[5]
Class A: 6.40%
Class I: 7.04%
Class T: 5.79%
Class T2: 5.82%

Top Ten States

Total Investments by Top Ten States[1]		Number of Properties
$ 389,501,271	Texas	18
$ 256,962,812	California	6
$ 184,741,208	Oklahoma	11
$ 182,210,034	Georgia	2
$ 86,736,266	Virginia	2
$ 76,359,393	New Jersey	2
$ 70,365,585	Michigan	3
$ 62,744,709	Massachusetts	2
$ 57,744,953	Connecticut	1
$ 56,965,208	Ohio	4

Total Portfolio

Sector Percentages[1]



48%
52%
DATA CENTERS
HEALTHCARE

Total Rentable Sq. Ft.



41%
59%
DATA CENTERS
HEALTHCARE

Credit Concentrations



NON-RATED TENANT/GUARANTOR
NON-INVESTMENT GRADE TENANT/GUARANTOR
NON-RATED TENANT/GUARANTOR AFFILIATED WITH INVESTMENT GRADE PARENT
INVESTMENT GRADE RATING TENANT/GUARANTOR
17%
37%
18%
28%

Property Map



REIT II Healthcare
REIT II Data Center
Carter Validus Headquarters

FOOTNOTES:
1. Based on aggregate contract, purchase price, acquisition costs and additional capital expenditures.
2. Weighted average remaining lease term and weighted average percent leased are based on rentable square footage.
3. Calculated based on debt outstanding net of cash over total investments.
4. Effective as of October 1, 2018, based on NAV per share of $9.25.
5. Based on the purchase price of $10.278 per Class A share of common stock, $9.343 per Class I share of common stock, and $9.788 per Class T2 share of common stock as of June 30, 2018. As of March 14, 2018, the Company ceased offering shares of Class T common stock in the Offering and began offering shares of Class T2 common stock in the Offering on March 15, 2018. The Company continues to offer shares of Class T common stock in the DRIP Offering.

THIRD QUARTER PORTFOLIO UPDATE
SEPTEMBER 30, 2018

CARTER VALIDUS® MISSION CRITICAL REIT II

Healthcare Portfolio

Healthcare Property	Location	Rentable Square Feet	Acquisition Date
Indianola Healthcare Facilities Portfolio	Indianola, IA	39,106	09/26/2018
Oceans Katy Behavioral Health Hospital	Katy, TX	34,296	06/08/2018
Carrollton Healthcare Facility	Carrollton, TX	21,990	04/27/2018
Saginaw Healthcare Facility	Saginaw, MI	87,843	12/21/2017
Silverdale Healthcare Facility II	Silverdale, WA	19,184	09/20/2017
Silverdale Healthcare Facility	Silverdale, WA	26,127	08/25/2017
Texas Rehabilitation Hospital Portfolio	c.	214,468	d.
Aurora Healthcare Facility	Aurora, IL	24,722	03/30/2017
Corpus Christi Surgery Center	Corpus Christi, TX	25,102	12/22/2016
Grand Rapids Healthcare Facility	Grand Rapids, MI	106,807	12/07/2016
Select Medical Rehabilitation Facility	Marlton, NJ	89,139	11/01/2016
Integris Lakeside Women's Hospital	Oklahoma City, OK	62,857	06/30/2016
Post Acute Las Vegas Rehabilitation Hospital	Las Vegas, NV	56,220	06/24/2016
Vibra Rehabilitation Hospital	Rancho Mirage, CA	47,008	03/01/2016
HPI Portfolio	b.	335,686	e.
Baylor Surgery Center at Fort Worth	Fort Worth, TX	36,800	12/23/2015
Heritage Park Portfolio	Sherman, TX	65,631	11/20/2015
Nebraska Healthcare Facility	Omaha, NE	40,402	10/14/2015
Post Acute Warm Springs Specialty Hospital of Luling	Luling, TX	40,901	07/30/2015
Reading Surgical Hospital	Wyomissing, PA	33,217	07/24/2015
Kentucky Maine Ohio IMF Portfolio	a.	293,628	07/22/2015
Houston Surgical Hospital and LTACH	Houston, TX	102,369	06/30/2015
Post Acute Webster Rehabilitation Hospital	Webster, TX	53,514	06/05/2015
Clarion IMF	Clarion, PA	33,000	06/01/2015
Heartland Rehabilitation Hospital	Overland Park, KS	54,568	02/17/2015
Winter Haven Healthcare Facility	Winter Haven, FL	7,560	01/27/2015
Baylor Surgical Hospital Integrated Medical Facility	Fort Worth, TX	8,268	12/31/2014
Baylor Surgical Hospital at Fort Worth	Fort Worth, TX	83,464	12/31/2014
New England Sinai Medical Center	Stoughton, MA	180,744	12/23/2014

a. Cincinnati, OH; Florence, KY; Augusta, ME; Oakland, ME
b. Oklahoma City, OK; Edmond, OK; Newcastle, OK
c. Austin, TX; Allen, TX; Beaumont, TX; San Antonio, TX
d. 03/31/2017; 06/29/2017
e. 12/29/2015; 01/20/2016; 01/27/2016; 02/03/2016; 02/11/2016; 03/07/2016; 06/22/2016

Percent of Total Healthcare Portfolio[1]



30.49%
24.35%
22.31%
11.73%
4.07%
4.03%
3.02%
Integrated Rehabilitation Facility
Integrated Medical Facility
Specialty Hospital
Medical Office Building
Long Term Acute Care Hospital
Acute Care Hospital
Ambulatory Care Center

Number of Healthcare Properties



20
9
7
7
3
2
1
Integrated Medical Facility
Integrated Rehabilitation Facility
Specialty Hospital
Medical Office Building
Ambulatory Care Center
Long Term Acute Care Hospital
Acute Care Hospital

Healthcare Rentable Square Feet



686,258
514,917
381,834
301,057
221,645
94,076
75,547
Integrated Medical Facility
Integrated Rehabilitation Facility
Specialty Hospital
Medical Office Building
Long Term Acute Care Hospital
Acute Care Hospital
Ambulatory Care Center

Healthcare Acquisitions During Third Quarter 2018

Property	Location	Rentable Square Feet	Acquisition Date	Acquisition Price
Indianola Healthcare I	Indianola, IA	18,116	09/26/2018	$6,538,750
Indianola Healthcare II	Indianola, IA	20,990	09/26/2018	$7,308,750

Healthcare Acquisitions Subsequent to Third Quarter 2018

Property	Location	Rentable Square Feet	Acquisition Date	Acquisition Price
Benton Healthcare I (Benton)	Benton, AR	104,419	10/17/2018	$21,530,990
Benton Healthcare II (Bryant)	Bryant, AR	23,450	10/17/2018	$4,821,261
Benton Healthcare III (Benton)	Benton, AR	11,350	10/17/2018	$2,333,531
Benton Healthcare IV (Hot Springs)	Hot Springs, AR	8,573	10/17/2018	$1,762,587

THIRD QUARTER PORTFOLIO UPDATE
SEPTEMBER 30, 2018

CARTER VALIDUS MISSION CRITICAL REIT II

Data Center Portfolio

Data Center Property	Location	Rentable Square Feet	Acquisition Date
San Jose Data Center	San Jose, CA	76,410	06/13/2018
Rancho Cordova Data Center Portfolio	Rancho Cordova, CA	132,839	03/14/2018
Oklahoma City Data Center	Oklahoma City, OK	92,456	12/27/2017
Elgin Data Center	Elgin, IL	65,745	12/22/2017
Houston Data Center	Houston, TX	103,200	11/16/2017
Tempe Data Center II	Tempe, AZ	58,560	09/29/2017
King of Prussia Data Center	King of Prussia, PA	50,000	09/28/2017
Cincinnati Data Center	Cincinnati, OH	69,826	06/30/2017
Sunnyvale Data Center	Sunnyvale, CA	76,573	06/28/2017
250 Williams Atlanta Data Center	Atlanta, GA	995,728	06/15/2017
Charlotte Data Center II	Charlotte, NC	52,924	05/15/2017
Norwalk Data Center	Norwalk, CT	167,691	03/30/2017
Tempe Data Center	Tempe, AZ	44,244	01/26/2017
Blythewood Data Center	Blythewood, SC	64,637	12/29/2016
Chicago Data Center II	Downers Grove, IL	115,352	12/28/2016
Andover Data Center II	Andover, MA	153,000	11/08/2016
McLean Data Center Portfolio	McLean, VA	131,331	10/17/2016
AT&T Hawthorne Data Center	Hawthorne, CA	288,000	09/27/2016
Somerset Data Center	Somerset, NJ	36,118	06/29/2016
Tennessee Data Center	Franklin, TN	71,726	03/31/2016
Flint Data Center	Flint, MI	32,500	02/02/2016
Alpharetta Data Center	Alpharetta, GA	77,322	02/02/2016
Waco Data Center	Waco, TX	43,596	12/30/2015

Percent of Total Data Center Portfolio[1]


61.29%
19.47%
19.24%
Colocation
Wholesale
Enterprise

Number of Data Center Properties


20
6
2
Colocation
Enterprise
Wholesale

Data Center Rentable Square Feet


1,797,200
1,059,519
409,425
Colocation
Wholesale
Enterprise

Data Center Acquisition Subsequent to Third Quarter 2018

Property	Location	Rentable Square Feet	Acquisition Date	Acquisition Price
Canton Data Center	Canton, OH	29,960	10/03/2018	$9,425,000

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands, except share data and per share amounts)
(Unaudited)

	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017
Revenue:				
Rental and parking revenue	$ 39,134	$ 30,249	$ 112,637	$ 73,675
Tenant reimbursement revenue	6,384	5,956	18,123	14,154
Total revenue	45,518	36,205	130,760	87,829
Expenses:				
Rental and parking expenses	9,447	8,368	27,439	18,594
General and administrative expenses	1,244	1,062	3,526	3,199
Asset management fees	3,323	2,698	9,655	7,055
Depreciation and amortization	14,849	11,852	42,848	28,487
Total expenses	28,863	23,980	83,468	57,335
Income from operations	16,655	12,225	47,292	30,494
Interest expense, net	8,938	6,786	24,885	15,623
Net income attributable to common stockholders	$ 7,717	$ 5,439	$ 22,407	$ 14,871
Other comprehensive income:				
Unrealized income on interest rate swaps, net	$ 972	$ 219	$ 7,365	$ 281
Comprehensive income attributable to common stockholders	$ 8,689	$ 5,658	$ 29,772	$ 15,152
Weighted average number of common shares outstanding:				
Basic	132,467,127	105,388,118	129,614,816	95,668,433
Diluted	132,491,755	105,405,297	129,637,967	95,687,382
Net income per common share attributable to common stockholders:				
Basic	$ 0.06	$ 0.05	$ 0.17	$ 0.16
Diluted	$ 0.06	$ 0.05	$ 0.17	$ 0.16
Distributions declared per common share	$ 0.16	$ 0.16	$ 0.47	$ 0.47

FFO AND MFFO RECONCILIATION
(in thousands, except share data and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2018	2017	2018	2017
Net income attributable to common stockholders	$ 7,717	$ 5,439	$ 22,407	$ 14,871
Adjustments:				
Depreciation and amortization	14,849	11,852	42,848	28,487
FFO attributable to common stockholders	$ 22,566	$ 17,291	$ 65,255	$ 43,358
Adjustments:				
Amortization of intangible assets and liabilities (1)	(1,086)	(616)	(3,258)	(963)
Straight-line rents (2)	(3,326)	(2,844)	(10,009)	(7,686)
Ineffectiveness of interest rate swaps	(49)	$ (14)	28	(16)
MFFO attributable to common stockholders	$ 18,105	$ 13,817	$ 52,016	$ 34,693
Weighted average common shares outstanding - basic	132,467,127	105,388,118	129,614,816	95,668,433
Weighted average common shares outstanding - diluted	132,491,755	105,405,297	129,637,967	95,687,382
Net income per common share - basic	$ 0.06	$ 0.05	$ 0.17	$ 0.16
Net income per common share - diluted	$ 0.06	$ 0.05	$ 0.17	$ 0.16
FFO per common share - basic	$ 0.17	$ 0.16	$ 0.50	$ 0.45
FFO per common share - diluted	$ 0.17	$ 0.16	$ 0.50	$ 0.45

(1) Under GAAP, certain intangibles are accounted for at cost and reviewed at least annually for impairment, and certain intangibles are assumed to diminish predictably in value over time and are amortized, similar to depreciation and amortization of real estate-related assets that are excluded from FFO. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate.

(2) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. By adjusting for the change in deferred rent receivables, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with our analysis of operating performance.